Deferred Revenue (Detail) (USD $) In Millions, unless otherwise specified	Feb. 01, 2014	Feb. 02, 2013	Jan. 28, 2012	Jan. 28, 2011
Deferred Revenue Arrangement [Line Items]
ESP deferred revenue	$ 601.2	$ 549.7	$ 511.7	$ 481.1
Voucher promotions and other	15.5	15.9
Total deferred revenue	616.7	565.6
Deferred revenue, current liabilities	173.0	159.7
Deferred revenue, non-current liabilities	443.7	405.9
Total deferred revenue	$ 616.7	$ 565.6